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Scudder Strategic Income Trust

Annual Report

November 30, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Dividend Reinvestment Plan

<Click Here> Trustees and Officers

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

	Nasdaq Symbol	CUSIP Number
Scudder Strategic Income Trust	KST	81123W-101

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary November 30, 2002

Average Annual Total Returns
	1-Year	3-Year	5-Year	Life of Class*
Based on Net Asset Value(a)	4.49%	6.62%	4.82%	8.90%
Based on Market Price	-.74%	2.46%	-.79%	7.72%

Net Asset Value and Market Price
	As of 11/30/02	As of 11/30/01
Net Asset Value	$ 11.10	$ 11.75
Market Price	$ 10.85	$ 12.09

Distribution Information
Twelve Months: Income Dividends	$ 1.14
November Income Dividend	$ .09
Current Annualized Distribution Rate (based on net asset value)+	9.73%
Current Annualized Distribution Rate (based on market price)+	9.95%

* The Fund commenced operations on April 24, 1994.
a Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on November 30, 2002. Distribution rate simply measures the level of dividends and is not a complete measure of performance.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries).

Economic Overview

Dear Shareholder:

The economic recovery continues. Its pace, however, is modest. And it is taking place in a series of starts and stops.

Earlier in the year, the economy seemed to be recovering steadily. How do we know? During the beginning of any economic slowdown, companies are fearful that consumers will not buy their products and they will be left with vast inventories of goods they cannot sell (and are costly to store). As a result, they liquidate inventories and slow their manufacturing. This happened during the start of the current slowdown. But in the earlier part of this year, as demand for manufactured goods became more steady, companies stopped trying so hard to reduce inventories and started manufacturing more goods. This suggested that a broad recovery was beginning. Unfortunately, companies didn't follow through by hiring more workers or investing in new equipment, which are other factors also essential to a recovery. As a result, the economy hit a slow patch during the late summer and early fall months - and manufacturing slipped back into the doldrums.

More recently, the economy appears to have improved. Fewer people are filing for unemployment benefits, the slowdown in manufacturing seems to be receding, and consumers are still spending money. As a result, we think it is unlikely that we will return to a recession. However, we expect economic momentum to build slowly, with growth not getting back to normal until late 2003.

Two warnings: This rebound will require continued assistance from the government, such as low interest rates and tax cuts. We don't think maintaining such policies will be a problem, however. The Federal Reserve is unlikely to raise interest rates until it sees concrete evidence of a recovery and won't hesitate to lower rates again if it needs to. And, the rebound we expect is based on the absence of adverse geopolitical shocks such as uncontained war in the Middle East.

If these risks can be avoided and the recovery gradually gathers steam, as we anticipate, interest rates will be affected. In the short-term, any change is unlikely. Longer-term, we expect interest rates to remain comparable to those seen in the 1950s and early 1960s, thanks to low inflation. Even after the economy recovers fully, the federal funds rate - the rate at which banks lend to each other overnight, and the rate on which other interest rates are based - might gradually rise from 1.25 percent to only 4 percent or 4.5 percent.

Economic Guideposts Data as of 11/30/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Asset Management

Because interest rates and bond prices tend to move in opposite directions, when the recovery eventually strengthens and the Fed raises interest rates, bond prices will likely fall again - but not drastically.

As for the stock market, prices have now returned to more reasonable levels. While we don't expect stock prices to fall drastically, we don't expect them to come anywhere close to what we saw during the 1980s and 1990s.

The situation is similar abroad. Economic activity remains sluggish everywhere. In most areas, we believe the slowdown is cyclical and will improve gradually next year. The exception is the 12 nations that comprise the European Monetary Union (EMU), which have been growing more slowly than the US for several decades. This can't be the result of cyclical factors alone - i.e., the natural acceleration and deceleration of an economy - so other problems (such as burdensome taxes and over-regulation) may exist. If so, these problems may continue to impede economic recovery in Europe.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Asset Management as of December 11, 2002, and may not actually come to pass.

Portfolio Management Review

Scudder Strategic Income Trust: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Strategic Income Trust. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management Investment Services Limited ("DeAMIS"), an affiliate of DeIM, serves as sub-advisor to the fund, effective September 2, 2002. DeAMIS renders investment advisory and management services including services related to foreign securities, foreign currency transactions and related investments with regard to the portion of the fund's portfolio that is allocated to it by DeIM from time-to-time for management.

Portfolio Management Team

Jan C. Faller

Managing Director of Deutsche Asset Management and Lead Manager of the Trust.

• Joined Deutsche Asset Management in 1999 and the Trust team in 2000.

• Over 12 years of investment industry experience.

• PanAgora Asset Management, bond and currency investment manager from 1995 to 1999.

• MBA, Amos Tuck School, Dartmouth College.

Andrew P. Cestone

Managing Director of Deutsche Asset Management and Portfolio Manager of the Trust.

• Joined Deutsche Asset Management in March 1998 and the Trust team in 2002.

• Prior to that, Investment Analyst, Phoenix Investment Partners, from 1997 to 1998.

Sean P. McCaffrey, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the Trust.

• Joined Deutsche Asset Management in 1996 and the Trust team in 2002.

• Portfolio Manager for stable value strategies, responsible for overseeing the group's stable value and bond index efforts in asset-backed and mortgage-backed securities as well as other financial instruments underlying synthetic GICs: New York.

• MBA, Yale University.

Brett Diment

Managing Director of Deutsche Asset Management.

• Joined Deutsche Asset Management in 1991 and the Trust team in 2002.

• Over 12 years of investment industry experience.

• Head of emerging market debt for London Fixed Income and responsible for coordinating research into Continental European markets and managing global fixed income, balanced and cash based portfolios: London.

Edwin Gutierrez

Vice President of Deutsche Asset Management.

• Joined Deutsche Asset Management in 2000 after five years of experience including emerging debt portfolio manager at INVESCO Asset Management responsible for Latin America and Asia and economist responsible for Latin America at LGT Asset Management.

• MSc, Georgetown University.

• Joined the Trust team in 2002.

In the following interview, Jan C. Faller, lead portfolio manager of Scudder Strategic Income Trust, discusses market conditions and the Trust's investment strategy during the 12-month period ended November 30, 2002.

Q: How did the Trust perform over the 12 months ended November 30, 2002?

A: On a total return market price basis, the Trust fell 0.74 percent during the period. Also, for the fiscal year ended November 30, 2002, the Trust gained 4.49 percent on a net asset value basis, versus the 4.38 percent return of its average peer in the Flexible Income Funds category for closed-end funds.

Q: How would you characterize the market environment during the period?

A: Both emerging markets and the high-yield market, which represent the largest positions in the Trust, were especially uneven over the past 12 months. In the United States, the high-yield market performed well in the first six months of the reporting period, recovering nicely after September 11, 2001. The first quarter of this year and part of the second quarter were strong. After that, however, the high-yield market began to struggle significantly. The struggle was driven by two factors. The first was a sell-off in sympathy with continued weakness in the stock market. Second, holders of high-yield securities became less comfortable with risk, partly because of the corporate fraud and accounting scandals that were coming to light. As a result, they demanded higher yields to compensate for the perceived increased risk. During the period, we increased the Trust's stake in high-yield securities from 8 percent to 25 percent. We believe high-yield securities provide attractive income at their current levels.

In emerging markets, the biggest story was the Brazilian elections, which dominated headlines and led to significant volatility. Late in 2001 and in early 2002, the backdrop for emerging markets was quite positive. Demand from investors was high, and economic fundamentals were strong. A number of oil-exporting countries benefited from rising oil prices. At the same time, low interest rates and expectations of global economic stabilization provided an encouraging environment. Toward the middle of 2002, however, we saw a sharp correction in emerging-markets fixed-income prices. Declining growth expectations, as well as continuing negative sentiment toward Brazil, led to increased risk aversion.

As Brazil's election approached, and as the nongovernment candidate, Luiz Inacio Lula da Silva, adopted a more market-friendly tone, prices for that country's debt found a floor. Meanwhile, increased political stability and strong oil prices helped Russia perform strongly. Mexico also recovered after a volatile July, maintaining its status as a flight-to-quality country in Latin America. Now the market awaits word from Brazil about the type of economic team Lula da Silva will put in place.

Q: What were some of the other factors affecting the Trust's performance?

A: The Trust did not hold any US investment-grade corporate credits. That helped the Trust, as it avoided many of the companies that were affected, fairly or unfairly, by the accounting scandals. So, the Trust's emphasis on high-yield and emerging-markets credits meant we did not have to worry about problems in the investment-grade market. That continues to be the Trust's strategy.

The Trust benefited from country selection in emerging markets. We avoided the Argentina default entirely and were cautious toward Brazil because of concerns of contagion from Argentina to other countries. Instead, the Trust's emerging-markets exposure to Russia and Mexico contributed to performance, as these countries benefited from rising oil prices and increased investor demand. Russia's returns were further boosted by the improving economic and political environment within that country. Mexico, meanwhile, benefited from the budding US recovery. Finally, both Mexico and Russia received credit upgrades from major rating agencies over the past six months.

Q: Have you made any changes in the Trust's allocations?

A: The Trust's exposure to emerging markets neither increased nor decreased over the past year. However, as concerns about Brazil grew, we shifted some assets from that country and other higher-risk markets to places we believed to have less risk, such as Bulgaria and Mexico. We increased the Trust's high-yield allocation to 25 percent. The Trust is overweight in that market relative to its peers. For now, we expect to maintain that weighting.

Q: What is your outlook for emerging-markets and high-yield debt over the coming months?

A: In emerging markets, we think the prospects for the asset class remain favorable, at least while the Lula "honeymoon" continues. A responsible economic team in Brazil would help secure the longer-term outlook for Latin America. Overall, external conditions remain key. While recent stability in global equity markets has helped, renewed weakness would place pressure on all emerging markets. We believe a continuation of low interest rates by the US Federal Reserve Board and - possibly - the European Central Bank could provide a staging ground for further strong performance.

In the corporate market, we believe the outlook is gloomier among many market participants than is warranted. Many of them are looking for a return to the kind of growth we saw in the mid-1990s. If we can maintain a more-sustainable growth rate of 1½ to 2½ percent a year, we feel that, along with the improving earnings picture, that level will be adequate. As long as this environment continues, we believe the portfolio's high-yield exposure - combined with its emerging-markets exposure - should help the Trust maintain its price stability while it provides attractive potential income to investors. Keep in mind, past performance is no guarantee of future results.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary November 30, 2002

Portfolio Composition	11/30/02	11/30/01

Foreign Bonds	53%	49%
High-Yield Corporate Bonds	21%	12%
Government National Mortgage Association	14%	22%
US Agency Obligations	5%	-
US Treasury Obligations	3%	-
US Government Agency Pass-Thrus	1%	2%
Cash and Equivalents	3%	15%
	100%	100%

Quality	11/30/02	11/30/01

Government and Agency	23%	24%
BBB	11%	2%
BB	24%	18%
B	35%	47%
Nonrated and below B	7%	9%
	100%	100%

Interest Rate Sensitivity	11/30/02	11/30/01

Average Maturity	11.2 years	9.3 years
Duration	5.3 years	5.0 years

Portfolio Composition, Quality and Interest Rate Sensitivity are subject to change.

For more complete details about the fund's investment portfolio, see page 14. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of November 30, 2002

	Principal Amount ($)(b)	Value ($)

Corporate Bonds 24.6%
Consumer Discretionary 8.1%
American Achieve Corp., 11.625%, 1/1/2007	50,000	53,000
American Lawyer Media, Inc., Series B, 9.75%, 12/15/2007	50,000	32,500
Avondale Mills, Inc., 10.25%, 5/1/2006	55,000	49,500
Boca Resorts, Inc., 9.875%, 4/15/2009	135,000	140,063
Charter Communications Holdings LLC, 8.625%, 4/1/2009	65,000	31,850
Choctaw Resort Development Enterprises, 9.25%, 4/1/2009	50,000	53,000
Chumash Casino & Resort Enterprise, 9.0%, 7/15/2010	50,000	53,000
Cinemark USA, Inc.:
8.5%, 8/1/2008	50,000	47,125
Series D, 9.625%, 8/1/2008	50,000	49,000
Circus & Eldorado, 10.125%, 3/1/2012	50,000	48,813
Clear Channel Communication, Inc., 8.0%, 11/1/2008	55,000	59,125
CSC Holdings, Inc.:
7.875%, 12/15/2007	50,000	47,375
Senior Note, 7.25%, 7/15/2008	60,000	55,800
Dana Corp., 10.125%, 3/15/2010	55,000	56,375
DIMON, Inc., Series B, 9.625%, 10/15/2011	95,000	100,700
EchoStar Communications Corp.:
9.25%, 2/1/2006	80,000	82,000
9.375%, 2/1/2009	100,000	103,000
Eldorado Resorts LLC, 10.5%, 8/15/2006	85,000	84,469
Gap, Inc., 5.625%, 5/1/2003	50,000	50,000
Guitar Center Management, 11.0%, 7/1/2006	90,000	90,900
Herbst Gaming, Inc., 10.75%, 9/1/2008	50,000	52,250
Hilton Hotels Corp.:
7.625%, 12/1/2012	50,000	50,360
8.25%, 2/15/2011	50,000	52,506
Hines Horticulture, Inc., Series B, 12.75%, 10/15/2005	185,000	193,325
Insight Communications, Step-up Coupon, 0% to 2/15/2006, 12.25% to 2/15/2011	50,000	24,750
Interep National Radio Sales, Inc., 10.0%, 7/1/2008	115,000	98,900
International Game Technology, 8.375%, 5/15/2009	70,000	77,875
Jacobs Entertainment Co., 11.875%, 2/1/2009	50,000	52,125
MGM Mirage, Inc., 9.75%, 6/1/2007	70,000	77,175
Mohegan Tribal Gaming Authority, 8.0%, 4/1/2012	50,000	52,750
National Vision, Inc., 12.0%, 3/30/2009	165,618	94,402
Nextmedia Operating, Inc., 10.75%, 7/1/2011	50,000	52,250
Park Place Entertainment Corp., 9.375%, 2/15/2007	90,000	95,738
PRIMEDIA, Inc., 8.875%, 5/15/2011	60,000	55,350
Renaissance Media Group, Step-up Coupon, 0% to 4/15/2003, 10.0% to 4/15/2008	70,000	56,000
Restaurant Co., Step-up Coupon, 0% to 5/15/2003, 11.25% to 5/15/2008	42,431	31,399
Scientific Games Corp., 12.5%, 8/15/2010	50,000	56,500
Sealy Mattress Co., Series B, Step-up Coupon, 0% to 12/15/2002, 10.875% to 12/15/2007	125,000	123,750
Sinclair Broadcasting Group, Inc., 8.75%, 12/15/2007	250,000	260,938
Six Flags, Inc., 10.0%, 4/1/2008	90,000	85,500
Sonic Automotive, Inc., 11.0%, 8/1/2008	70,000	73,500
Transwestern Publishing, Series B, 11.875%, 11/15/2008	25,000	26,250
Venetian Casino Resort LLC, 11.0%, 6/15/2010	55,000	57,200
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	50,000	49,750
		3,138,138
Consumer Staples 1.5%
Agrilink Foods, Inc., 11.875%, 11/1/2008	90,000	95,625
Elizabeth Arden, Inc., Series B, 11.75%, 2/1/2011	50,000	50,000
Fleming Companies, Inc.:
9.875%, 5/1/2012	80,000	48,800
10.125%, 4/1/2008	75,000	65,625
IMC Global, Inc., 10.875%, 6/1/2008	50,000	55,563
Jafra Cosmetics International, Inc., 11.75%, 5/1/2008	50,000	51,500
Salton, Inc., 12.25%, 4/15/2008	50,000	49,000
Service Corp. International, 7.7%, 4/15/2009	100,000	96,000
Stater Brothers Holdings, Inc., 10.75%, 8/15/2006	65,000	65,975
		578,088
Energy 2.0%
Avista Corp., 9.75%, 6/1/2008	90,000	85,050
Chesapeake Energy Corp.:
8.125%, 4/1/2011	50,000	52,500
9.0%, 8/15/2012	50,000	53,250
Continental Resources, Inc., 10.25%, 8/1/2008	50,000	43,000
Edison Mission Energy, 7.73%, 6/15/2009	100,000	42,000
FirstEnergy Corp., Series B, 6.45%, 11/15/2011	50,000	49,278
Panhandle Eastern Pipe Line, 7.95%, 3/15/2023	50,000	43,674
Parker Drilling Co., Series B, 10.125%, 11/15/2009	50,000	51,000
Petro Stopping Centers, 10.5%, 2/1/2007	120,000	108,000
Pioneer Natural Resources Co., 7.5%, 4/15/2012	50,000	53,838
Pride International, Inc., 10.0%, 6/1/2009	50,000	54,500
Transocean, Inc., 9.5%, 12/15/2008	60,000	73,169
Westar Energy, Inc., 7.875%, 5/1/2007	60,000	60,000
		769,259
Financials 0.8%
Capstar Hotel Co., 8.75%, 8/15/2007	50,000	34,000
Corrections Corp. of America, 9.875%, 5/1/2009	50,000	53,375
Household Finance Corp., 6.375%, 11/27/2012	50,000	50,017
LaBranche & Co., Inc., 12.0%, 3/2/2007	55,000	61,050
Meristar Hospitality Corp., 9.0%, 1/15/2008	50,000	46,250
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	50,000	53,063
		297,755
Health Care 0.5%
HealthSouth Corp., 7.625%, 6/1/2012	190,000	157,700
Magellan Health Services, Inc., 9.0%, 2/15/2008	70,000	12,250
Mariner Post-Acute Network, Inc., Series B, 10.5%, 8/1/2006	50,000	49,000
		218,950
Industrials 6.1%
Allied Waste North America, Inc.:
Series B, 7.625%, 1/1/2006	140,000	140,700
Series B, 10.0%, 8/1/2009	60,000	60,600
Atlantis Group, Inc., 11.0%, 2/15/2003	65,000	65,000
AutoNation, Inc., 9.0%, 8/1/2008	55,000	57,750
Avis Group Holdings, Inc., 11.0%, 5/1/2009	110,000	118,938
Buckeye Technologies, Inc., 9.25%, 9/15/2008	65,000	56,631
Coinmach Corp., 9.0%, 2/1/2010	80,000	84,000
CP Ships Ltd., 10.375%, 7/15/2012	60,000	63,600
Day International Group, Inc., 11.125%, 6/1/2005	50,000	50,500
DeCrane Aircraft Holdings, Inc., Series B, 12.0%, 9/30/2008	50,000	20,000
DR Horton, Inc., 7.5%, 12/1/2007	55,000	54,863
Equistar Chemicals LP, 8.75%, 2/15/2009	205,000	184,500
Fairchild Corp., 10.75%, 4/15/2009	120,000	120,000
Ferro Corp., 9.125%, 1/1/2009	50,000	51,433
Fibermark, Inc., 10.75%, 4/15/2011	55,000	55,000
Flowserve Corp., 12.25%, 8/15/2010	50,000	54,000
Goodyear Tire & Rubber Co.:
6.375%, 3/15/2008	75,000	54,881
7.857%, 8/15/2011	50,000	36,057
GS Technologies, 12.25%, 10/1/2005*	100,000	5,000
Hercules, Inc., 11.125%, 11/15/2007	50,000	55,000
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	55,000	56,925
Kansas City Southern, 7.5%, 6/15/2009	100,000	104,250
Kindercare Learning Centers, Inc., 9.5%, 2/15/2009	75,000	72,000
Louisiana Pacific Corp., 10.875%, 11/15/2008	50,000	53,125
Metaldyne Corp., 11.0%, 6/15/2012	50,000	41,500
Millennium America, Inc.:
7.0%, 11/15/2006	80,000	77,600
9.25%, 6/15/2008	125,000	130,625
Resolution Performance Products LLC, 13.5%, 11/15/2010	50,000	54,250
Samsonite Corp., 10.75%, 6/15/2008	65,000	52,650
Terex Corp., 8.875%, 4/1/2008	50,000	47,250
Trico Marine Services, 8.875%, 5/15/2012	50,000	46,375
United Rentals, Inc.:
Series B, 9.0%, 4/1/2009	50,000	45,000
10.75%, 4/15/2008	75,000	79,125
Xerox Corp.:
5.5%, 11/15/2003	50,000	48,250
9.75%, 1/15/2009	65,000	62,400
		2,359,778
Information Technology 0.4%
Computer Associates, Inc., Series B, 6.5%, 4/15/2008	55,000	51,975
Seagate Technology Holdings, 8.0%, 5/15/2009	50,000	52,000
Solectron Corp., 9.625%, 2/15/2009	65,000	64,025
		168,000
Materials 2.7%
Berry Plastics Corp., 10.75%, 7/15/2012	50,000	54,250
Dayton Superior Corp., 13.0%, 6/15/2009	50,000	41,000
Dex Media East LLC:
9.875%, 11/15/2009	55,000	58,575
12.125%, 11/15/2012	85,000	92,119
DIMAC Corp., 12.5%, 10/1/2008*	600,000	6,000
Georgia-Pacific Corp.:
8.125%, 5/15/2011	125,000	118,750
Debenture, 7.7%, 6/15/2015	85,000	72,250
Greif Brothers Corp., 8.875%, 8/1/2012	50,000	52,250
Lennar Corp., 9.95%, 5/1/2010	65,000	72,475
Lyondell Chemical Co., 9.5%, 12/15/2008	70,000	68,950
Owens-Brockway Glass Container:
8.75%, 11/15/2012	60,000	62,025
8.875%, 2/15/2009	65,000	67,600
Republic Technologies International LLC, 13.75%, 7/15/2009*	510,000	20,400
Riverwood International Corp., 10.875%, 4/1/2008	110,000	112,200
Schuler Homes, Inc., 9.375%, 7/15/2009	85,000	88,400
Toll Corp., 8.25%, 2/1/2011	50,000	51,250
		1,038,494
Telecommunication Services 2.0%
American Tower Corp., 9.375%, 2/1/2009	50,000	38,375
AT&T Wireless Services, Inc., 8.125%, 5/1/2012	75,000	72,000
Avaya, Inc., 11.125%, 4/1/2009	85,000	75,225
Celcaribe SA, 14.5%, 3/15/2004	65,000	31,200
Century Communications Corp., 8.375%, 11/15/2017*	50,000	13,000
Crown Castle International Corp., 10.625%, 11/15/2007	60,000	54,600
Level 3 Communications, Inc., 11.0%, 3/15/2008	50,000	30,750
Nextel Communications, Inc., 9.5%, 2/1/2011	95,000	87,875
Qwest Capital Funding, Inc.:
7.0%, 8/3/2009	95,000	59,375
7.625%, 8/2/2021	65,000	34,775
Qwest Corp., 5.625%, 11/15/2008	165,000	141,900
Sprint Capital Corp., 6.125%, 11/15/2008	75,000	64,987
US West Communication, Inc., 7.25%, 9/15/2025	70,000	56,000
		760,062
Utilities 0.5%
Calpine Corp., 7.875%, 4/1/2008	55,000	23,925
CMS Energy Corp., 8.5%, 4/15/2011	130,000	110,500
Public Service Co. of Colorado, 7.875%, 10/1/2012	50,000	54,806
		189,231
Total Corporate Bonds (Cost $10,492,768)		9,517,755

Foreign Bonds - US$ Denominated 59.3%
Acetex Corp., 10.875%, 8/1/2009	50,000	52,993
Bluewater Finance Ltd., 10.25%, 2/15/2012	50,000	47,000
British Sky Broadcasting PLC:
6.875%, 2/23/2009	55,000	56,375
8.2%, 7/15/2009	55,000	59,538
Central Bank of Dominican Republic, 9.5%, 9/27/2006	650,000	692,250
Corp Durango SA, 13.75%, 7/15/2009	60,000	31,200
Euramax International PLC, 11.25%, 10/1/2006	70,000	71,750
Fage Dairy Industry SA, 9.0%, 2/1/2007	50,000	47,875
Federative Republic of Brazil:
10.125%, 5/15/2027	800,000	432,000
11.0%, 8/17/2040	350,000	199,850
Series L, Floating Rate Debt Bond, LIBOR plus .875%, 2.625%, 4/15/2012	2,300,000	1,164,375
Gruma SA de CV, 7.625%, 10/15/2007	50,000	47,625
Grupo Transportacion Ferroviaria Mexicana SA de CV, 12.5%, 6/15/2012	165,000	163,350
Hurricane Hydrocarbons Ltd., 12.0%, 8/4/2006	65,000	66,138
Innova S de R.L., 12.875%, 4/1/2007	50,000	40,500
Ivory Coast, Series YR 20, Step-up Coupon, 2.0% to 3/29/2008, 3.0% to 3/29/2018*	475,000	79,563
MetroNet Communications Corp., 12.0%, 8/15/2007*	100,000	15,000
Millicom International Cellular SA, 13.5%, 6/1/2006	85,000	34,000
Ocean Rig Norway AS, 10.25%, 6/1/2008	50,000	44,500
Petronas Capital Ltd., 7.875%, 5/22/2022	1,800,000	1,878,370
PTC International Finance BV, 10.75%, 7/1/2007	70,000	72,800
Republic of Argentina:
9.75%, 9/19/2027*	1,110,000	255,209
11.0%, 10/9/2006*	250,000	52,625
11.375%, 3/15/2010*	350,000	77,028
11.375%, 1/30/2017*	260,000	61,109
11.75%, 4/7/2009*	1,505,000	331,190
11.75%, 6/15/2015*	150,000	34,521
12.375%, 2/21/2012*	100,000	22,000
Republic of Bulgaria, 8.25%, 1/15/2015	1,550,000	1,674,000
Republic of Chile, 7.125%, 1/11/2012	450,000	484,487
Republic of Colombia:
7.625%, 2/15/2007	270,000	247,995
8.625%, 4/1/2008	1,150,000	1,081,000
10.5%, 7/9/2010	440,000	426,800
Republic of Ecuador, Step-up Coupon, 6.0%, 8/15/2030	800,000	352,000
Republic of Philippines, 9.5%, 10/21/2024	500,000	541,250
Republic of Turkey:
10.5%, 1/13/2008	500,000	523,750
11.875%, 1/15/2030	1,850,000	2,007,250
12.375%, 6/15/2009	600,000	663,000
Republic of Venezuela:
9.25%, 9/15/2027	700,000	500,150
Series A, Collateralized Par Bond, 6.75%, 3/31/2020	610,000	497,150
Series DL, Floating Rate Debt Conversion Bond, LIBOR plus .875%, 2.875%, 12/18/2007	1,047,601	865,580
Royal Caribbean Cruises Ltd., 8.75%, 2/2/2011	110,000	104,775
Russian Federation, 5.0%, 3/31/2030	2,850,000	2,233,688
Russian Ministry of Finance, 3.0%, 5/14/2006	1,200,000	1,056,000
Stagecoach Holdings PLC, 8.625%, 11/15/2009	110,000	94,888
Stena AB, 9.625%, 12/1/2012	65,000	66,300
Stone Container Corp., 11.5%, 8/15/2006	70,000	74,550
Tyco International Group SA:
5.8%, 8/1/2006	150,000	139,500
6.125%, 11/1/2008	150,000	135,750
6.125%, 1/15/2009	185,000	167,425
6.375%, 10/15/2011	60,000	53,700
Ukraine Government, 11.0%, 3/15/2007	588,000	591,528
United Mexican States:
8.125%, 12/30/2019	550,000	565,125
11.5%, 5/15/2026	400,000	530,312
11.5%, 5/15/2026	740,000	986,420
Series A, Value Recovery Rights*	2,500,000	7,500
Vicap SA, 11.375%, 5/15/2007	65,000	53,950
Yell Finance BV, Step-up Coupon, 0% to 8/1/2006, 13.5% to 8/1/2011	50,000	35,750
Total Foreign Bonds - US$ Denominated (Cost $22,021,981)		22,892,307

Foreign Bonds - Non US$ Denominated 3.5%
Ivory Coast, Step-up Coupon, 2.0%, 3/29/2018*	EUR 823,225	121,820
Republic of Argentina:
8.0%, 2/26/2008*	EUR 150,000	25,267
EURIBOR plus 5.1%, 8.397%, 12/22/2004*	EUR 400,000	75,311
Romania, 10.625%, 6/27/2008	EUR 660,000	762,978
Ukraine Government, 10.0%, 3/15/2007	EUR 386,400	369,363
Total Foreign Bonds - Non US$ Denominated (Cost $1,379,424)		1,354,739

Convertible Bonds 0.1%
Avaya, Inc., Zero Coupon, 10/31/2021	60,000	21,528
Solectron Corp., Zero Coupon, 11/20/2020	50,000	25,071
Total Convertible Bonds (Cost $41,536)		46,599

	Shares	Value ($)

Common Stocks 0.0%
National Vision, Inc.* (Cost $49,608)	13,780	4,272

Warrants 0.0%
Empire Gas Corp.*	359	0
Republic Technologies International LLC*	510	5
UIH Australia Pacific, Inc.*	280	0
Total Warrants (Cost $5)		5

Preferred Stocks 0.0%
Sinclair Capital (Cost $17,263)	165	17,490

	Principal Amount ($)(b)	Value ($)

US Treasury Obligations 3.6%
US Treasury Bond, 14.0%, 11/15/2011 (Cost $1,318,530)	975,000	1,370,484

US Government Agency Pass-Thrus 0.9%
Federal National Mortgage Association:
7.0%, 8/1/2027 (d)	80,845	84,634
7.5%, 4/1/2027 (d)	251,563	266,713
Total US Government Agency Pass-Thrus (Cost $331,128)		351,347

US Agency Obligations 6.0%
Federal Home Loan Mortgage Corp., 3.75%, 4/15/2004 (d) (Cost $2,258,112)	2,250,000	2,305,656

Government National Mortgage Association 17.0%
Government National Mortgage Association:
7.0%, 6/15/2029 (d)	115,400	121,362
7.5% with various maturities until 1/15/2030 (d)	3,882,124	4,145,641
8.0% with various maturities until 9/15/2026 (d)	2,127,347	2,306,017
Total Goverment National Mortgage Association (Cost $5,984,073)		6,573,020

	Shares	Value ($)

Cash Equivalents 3.0%
Scudder Cash Management QP Trust, 1.45% (c) (Cost $1,164,634)	1,164,634	1,164,634

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $45,059,062) (a)	118.0	45,598,308
Reverse Repruchase Agreements	(21.2)	(8,208,000)
Other Assets and Liabilities, Net	3.2	(1,244,423)
Net Assets	100.0	38,634,731

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
(a) The cost for federal income tax purposes was $45,137,821. At November 30, 2002, net unrealized appreciation for all securities based on tax cost was $460,487. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,247,847 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,787,360.
(b) Principal amount stated in US dollars unless otherwise noted.
(c) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) At November 30, 2002, these securities, in whole or in part, are subject to repurchase under reverse repurchase agreements.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Investments in each of the issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

Currency Abbreviation
EUR	Euro

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2002
Assets
Investments in securities, at value (cost $45,059,062)	$ 45,598,308
Cash	323,232
Receivable for investments sold	1,415,784
Dividends receivable	480
Interest receivable	782,864
Unrealized appreciation on forward currency exchange contracts	15,603
Total assets	48,136,271
Liabilities
Reverse repurchase agreements	8,208,000
Payable for investments purchased	792,349
Interest payable for reverse repurchase agreements	51,755
Dividends payable	313,232
Unrealized depreciation on forward currency exchange contracts	2,180
Accrued management fee	27,713
Other accrued expenses and payables	106,311
Total liabilities	9,501,540
Net assets, at value	$ 38,634,731
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(88,172)
Net unrealized appreciation (depreciation) on: Investments	539,246
Foreign currency related transactions	13,808
Accumulated net realized gain (loss)	(9,571,164)
Paid-in capital	47,741,013
Net assets, at value	$ 38,634,731
Net Asset Value
Net asset value per share ($38,634,731 / 3,480,351 shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.10

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended November 30, 2002
Investment Income
Interest	$ 4,426,816
Dividends	480
Total Income	4,427,296
Expenses: Management fee	337,751
Services to shareholders	40,094
Custodian fees	14,119
Auditing	47,095
Legal	915
Trustees' fees and expenses	11,704
Reports to shareholders	24,928
Interest expense	166,913
Other	48,500
Total expenses, before expense reductions	692,019
Expense reductions	(936)
Total expenses, after expense reductions	691,083
Net investment income	3,736,213
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(2,773,052)
Foreign currency related transactions	(10,703)
(2,783,755)
Net unrealized appreciation (depreciation) during the period on: Investments	747,639
Foreign currency related transactions	13,808
761,447
Net gain (loss) on investment transactions	(2,022,308)
Net increase (decrease) in net assets resulting from operations	$ 1,713,905

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended November 30,
Increase (Decrease) in Net Assets	2002	2001
Operations: Net investment income	$ 3,736,213	$ 4,262,510
Net realized gain (loss) on investment transactions	(2,783,755)	(415,048)
Net unrealized appreciation (depreciation) on investment transactions during the period	761,447	379,800
Net increase (decrease) in net assets resulting from operations	1,713,905	4,227,262
Distributions to shareholders from: Net investment income	(3,965,889)	(4,317,953)
Tax return of capital	-	(682,283)
Fund share transactions: Reinvestment of distributions	47,529	91,091
Increase (decrease) in net assets	(2,204,455)	(681,883)
Net assets at beginning of period	40,839,186	41,521,069
Net assets at end of period (including accumulated distributions in excess of net investment income of $88,172 and $13,292, respectively)	$ 38,634,731	$ 40,839,186
Other Information
Shares outstanding at beginning of period	3,476,354	3,469,420
Shares issued to shareholders in reinvestment of distributions	3,997	6,934
Shares outstanding at end of period	3,480,351	3,476,354

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the year ended November 30, 2002
Cash Flows from Operating Activities:
Investment income received	$ 3,645,762
Payment of interest expense	(119,417)
Payment of operating expenses	(520,720)
Proceeds from sales and maturities of investments	76,546,964
Purchases of investments	(80,685,158)
Net purchases, sales and maturities of short term investments	6,259,929
Cash provided by operating activities	5,127,360
Cash Flows from Financing Activities:
Net increase (decrease) in reverse repurchase agreements	$ (1,199,000)
Distributions paid (net of reinvestment of distributions)	(3,605,128)
Cash used by financing activities	(4,804,128)
Increase (decrease) in cash	323,232
Cash at beginning of period	-
Cash at end of period	$ 323,232
Reconciliation of Net (Increase) Decrease in Net Assets from Operations to Cash Provided by Operating Activities:
Net (increase) decrease in net assets resulting from operations	$ 1,713,905
Net (increase) decrease in cost of investments	4,963,384
Net increase (decrease) in unrealized appreciation (depreciation) on investments	(747,639)
(Increase) decrease in interest receivable	(202,223)
(Increase) decrease in dividends receivable	(480)
(Increase) decrease in receivable for investments sold	(1,415,784)
Increase (decrease) in payable for investments purchased	778,674
Increase (decrease) in appreciation (depreciation) on forward currency contracts	(13,423)
Increase (decrease) in other accrued expenses and payables	3,450
Increase (decrease) in interest payable	47,496
Cash provided by operating activities	$ 5,127,360
Non-Cash Financing Activities
Reinvestment of distributions	$ 47,529

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended November 30,	2002[c]	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 11.75	$ 11.97	$ 12.88	$ 13.68	$ 15.39
Income (loss) from investment operations: Net investment income	1.07[a]	1.23[a]	1.59[a]	1.69[a]	1.77
Net realized and unrealized gain (loss) on investment transactions	(.58)	(.01)	(.80)	(.69)	(1.68)
Total from investment operations	.49	1.22	.79	1.00	.09
Less distributions from: Net investment income	(1.14)	(1.24)	(1.70)	(1.80)	(1.80)
Tax return of capital	-	(.20)	-	-	-
Total distributions	(1.14)	(1.44)	(1.70)	(1.80)	(1.80)
Net asset value, end of period	$ 11.10	$ 11.75	$ 11.97	$ 12.88	$ 13.68
Market value, end of period	$ 10.85	$ 12.09	$ 12.44	$ 14.19	$ 16.94
Total Return
Based on net asset value (%)[b]	4.49	9.89	5.55	6.03	.48
Based on market value (%)[b]	(.74)	8.73	(.35)	(5.67)	(5.28)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	39	41	42	45	47
Ratio of expenses before expense reductions (%)	1.74	2.80	3.22	3.21	3.94
Ratio of expenses after expense reductions (%)	1.74	2.79	3.21	3.21	3.94
Ratio of expenses excluding interest expense (%)	1.32	1.40	1.28	1.40	1.20
Ratio of net investment income (%)	9.40	10.23	12.52	12.94	12.05
Portfolio turnover rate (%)	184	19	8	19	13
[a] Based on average shares outstanding during the period.
[b] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
[c] As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain (loss) on investment transactions are now included as interest income. The effect of these changes for the year ended November 30, 2002 was to decrease net investment income per share by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio of net investment income to average net assets from 9.58% to 9.40%. Per share data and ratios for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Strategic Income Trust (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

Reverse Repurchase Agreements. The Fund may borrow through the use of reverse repurchase agreements whereby the Fund agrees to sell and simultaneously agrees to repurchase certain securities at a mutually agreed date and price. At the time the Fund enters into a reverse repurchase agreement, it is required to pledge securities subject to repurchase. The sale of these securities is not recorded and the Fund agrees to later repay the amount borrowed plus interest. Should the securities' value decline below the repurchase price, the Fund may be obligated to pledge additional collateral to the lender in the form of cash or securities. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities subject to reverse repurchase agreements may decline below the amount the Fund is obligated to pay to repurchase these securities. The risk in borrowing, as with any extension of credit, consists of the possible delay in the recovery of securities or possible loss of rights in the collateral should the counterparty fail financially. Additionally, there is the risk that the expense associated with the transaction may be greater than the income earned from the investment of the proceeds of the transaction. Effective January 10, 2003 the Fund entered into a $13 million loan agreement with a Bank and is no longer a participant in the $1.3 billion revolving credit facility. This lending arrangement will be used by the Fund for leverage funding replacing the Fund's use of Reverse Repurchase Agreements.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2002 the Fund had a net tax basis capital loss carryforward of approximately $8,785,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2003 ($5,154,000), November 30, 2006 ($630,000), November 30, 2008 ($173,000), November 30, 2009 ($443,000) and November 30, 2010 ($2,385,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2002 through November 30, 2002, the Fund incurred approximately $708,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended November 30, 2003.

Distribution of Income and Gains. All of the net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 250,939
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (8,785,000)
Net unrealized appreciation (depreciation) on investments	$ 460,487

In addition, during the year ended November 30,2002 the tax character of distributions paid to shareholders by the Fund is summarized below:

Distributions from ordinary income*	$ (3,965,889)

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Statement of Cash Flows. Information of financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position in its custodian bank at November 30, 2002. Significant non-cash activity from market discount accretion has been excluded from the Statement of Cash Flows.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities bought in default.

Investing in Emerging Markets. Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

Other Considerations. The Fund invests a substantial portion of its assets in high-yield bonds. These bonds ordinarily are in the lower rating categories of recognized rating agencies or are non-rated, and thus involve more risk than higher rated bonds.

B. Purchases and Sales of Securities

During the year ended November 30, 2002, purchases and sales of investment securities (excluding short-term investments and US Treasury securities) aggregated $75,891,941 and $73,672,630, respectively. Purchases and sales of US Treasury securities aggregated $5,561,092 and $4,290,118, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the UK. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreement with ZSI was terminated and DeIM became the investment advisor for the Fund. The Management Fee rate paid by the Fund under the new Investment Management Agreement (the "Management Agreement") is the same as the previous investment management agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to 1/12 of the annual rate of 0.85% of average weekly net assets.

Effective September 2, 2002, Deutsche Asset Management Investment Services Limited ("DeAMIS"), an affiliate of the Advisor, serves as sub-advisor to the Fund with respect to a portion of the Fund's portfolio that is allocated to it by DeIM for management.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. For the year ended November 30, 2002, the amount charged to the Fund by SISC aggregated $24,000, of which $8,000 is unpaid at November 30, 2002.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the ``QP Trust''), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended November 30, 2002, totaled $95,046 and are reflected as interest income on the Statement of Operations.

D. Forward Foreign Currency Exchange Contracts

As of November 30, 2002, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Depreciation
USD	259,402	EUR	260,000	2/28/2003	$ (2,180)

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation
EUR	1,645,000	USD	1,643,026	2/28/2003	15,603

Currency Abbreviation
EUR	Euro	USD	US Dollar

E. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended November 30, 2002, the Fund's custodian and transfer agent fees were reduced by $936 and $0, respectively, under these arrangements.

F. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. Effective January 10, 2003 the Fund entered into a $13 million loan agreement with a Bank and is no longer a participant in the $1.3 billion revolving credit facility. This lending arrangement will be used by the Fund for leverage funding replacing the Fund's use of Reverse Repurchase Agreements.

G. Reverse Repurchase Agreements

The Fund has entered into reverse repurchase agreements with third parties involving its holdings in US Government Agency securities. At November 30, 2002, the Fund had outstanding reverse repurchase agreements as follows:

Counterparty	Value of Assets Sold Under Agreement to Repurchase	Repurchase Liability	Weighted Average Maturity
Salomon Smith Barney	$ 9,230,023	$ 8,208,000	164 days

The average daily balance of reverse repurchase agreements outstanding during the year ended November 30, 2002 was approximately $8,355,000. The weighted average interest rate was 2.00%. The maximum borrowing outstanding during the year ended November 30, 2002 was $9,407,000.

H. Change in Accounting Principle

As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to December 1, 2001, the Fund did not amortize premiums on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain (loss) on investment transactions are now included as interest income. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $25,511 reduction in cost of securities and a corresponding $25,511 increase in net unrealized appreciation, based on securities held by Scudder Strategic Income Trust on December 1, 2001.

The effect of these changes for the year ended November 30, 2002 was to decrease net investment income by $69,387, increase net unrealized appreciation by $31,686, and increase net realized gains by $37,701. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of
Scudder Strategic Income Trust:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Scudder Strategic Income Trust, (the "Trust") as of November 30, 2002, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Strategic Income Trust, at November 30, 2002, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts January 14, 2003	/s/ Ernst & Young LLP

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Dividend Reinvestment Plan

A. Participation

We invite you to review the description of the Dividend Reinvestment Plan (the ``Plan'') which is available to you as a shareholder of Scudder Strategic Income Trust (the ``Fund''). If you wish to participate and your shares are held in your own name, simply contact Scudder Investments Service Company, whose address and phone number are provided in Paragraph E for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed UMB Bank, N.A. ("United Missouri Bank" or "UMB") as their agent and as agent for the Fund under the Plan.

B. Dividend Investment Account

The Fund's transfer agent and dividend disbursing agent or its delegate (the ``Transfer Agent'') will establish a Dividend Investment Account (the ``Account'') for each shareholder participating in the Plan. The Transfer Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the ``Shares'') of the Fund registered in the participant's name on the books of the Fund; and (b) cash dividends and capital gains distributions paid on Shares registered in the name of the Transfer Agent but credited to the participant's Account. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called ``Distributions.''

C. Investment of Distribution Funds held in each account

If on the record date for a Distribution (the ``Record Date''), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the Fund), funds credited to a participant's Account will be used to purchase Shares (the ``Purchase''). UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date (``Payment Date'' as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to the Transfer Agent in the aggregate amount of the funds credited to the participants' accounts.

D. Voluntary Cash Contributions

A participant may from time to time make voluntary cash contributions to his Account by sending to Transfer Agent a check or money order, payable to Transfer Agent, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) Transfer Agent will inform UMB of the total funds available for the purchase of Shares and UMB will use the funds to purchase additional Shares for the participant's Account the earlier of: (a) when it next purchases Shares as a result of a Distribution or (b) on or shortly after the first day of each month and in no event more than 30 days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities laws. Cash contributions received more than fifteen calendar days or less than five calendar days prior to a Payment Date will be returned uninvested. Interest will not be paid on any uninvested cash contributions. Participants making voluntary cash investments will be charged a $.75 service fee for each such investment and will be responsible for their pro rata share of brokerage commissions.

E. Additional Information

Address all notices, correspondence, questions, or other communication regarding the Plan, or if you would like a copy of the Plan, to:

Scudder Investments Service Company
P.O. Box 219066
Kansas City, Missouri 64121-9066
1-800-294-4366

F. Adjustment of Purchase Price

The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

G. Determination of Purchase Price

The cost of Shares and fractional Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph G hereof, of the Shares acquired by UMB in connection with that Purchase. Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after the Transfer Agent has received or UMB has purchased Shares. The Transfer Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

H. Brokerage Charges

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

I. Service Charges

There is no service charge by the Transfer Agent or UMB to shareholders who participate in the Plan other than service charges specified in Paragraphs D and M hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

J. Transfer of Shares Held by Agent

The Transfer Agent will maintain the participant's Account, hold the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to the Transfer Agent. Upon request to the Transfer Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

K. Shares Not Held in Shareholder's Name

Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

L. Amendments

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid, subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution, except when such amendment is necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, in which case such amendment shall be effective as soon as practicable. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Transfer Agent receives notice of the termination of such participant's account under the Plan in accordance with the terms hereof. The Plan may be terminated by the Fund.

M. Withdrawal from Plan

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. If the proceeds are $100,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph L hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, the Transfer Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

N. Tax Implications

Shareholders will receive tax information annually for personal records and to assist in preparation of their Federal income tax returns. If Shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of November 30, 2002. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund.

Non-Interested Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
John W. Ballantine (56) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; Tokheim Corporation (designer, manufacturer and servicer of electronic and mechanical petroleum marketing systems)	82
Lewis A. Burnham (69) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation	82
Donald L. Dunaway (65) Trustee, 1980-present	Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer) (1963-1994)	82
James R. Edgar (56) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty-care products)	82
Paul K. Freeman (52) Trustee, 2002-present	President, Cook Street Holdings (consulting); Adjunct Professor, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	82
Robert B. Hoffman (65) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (until 2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products); Vice President and Head of International Operations, FMC Corporation (manufacturer of machinery and chemicals)	82
Shirley D. Peterson (61) Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), U.S. Department of Justice. Directorships: Bethlehem Steel Corp.; Federal Mogul Corp.; Trustee, Bryn Mawr College.	82
Fred B. Renwick (72) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; The Investment Fund for Foundations; Chairman, Finance Committee of Morehouse College Board of Trustees; American Bible Society Investment Committee; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees	82
William P. Sommers (69) Trustee, 1979-present	Retired; formerly, President and Chief Executive Officer, SRI International (research and development) (1994-1998); prior thereto, Executive Vice President, Iameter (medical information and educational service provider); Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm). Directorships: PSI Inc. (engineering and testing firm); Evergreen Solar, Inc. (develop/manufacture solar electric system engines); H2 Gen (manufacture hydrogen generators); Zassi Medical Evolutions, Inc. (specialists in intellectual property opportunities in medical device arena)	82
John G. Weithers (69) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange (until 1992). Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems	82

Interested Trustees and Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[2,3] (57) Chairman, Trustee and Vice President, 2002-present	Managing Director of Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); President, DB Hedge Strategies Fund LLC (June 2002 to present), Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment company; 4 funds overseen) (1992-1999)
199
William F. Glavin, Jr.[2] (44) Trustee and President, 2001-present	Managing Director of Deutsche Asset Management; President of Scudder Investor Services Corp. (1999-present); President of Scudder Service Corp. (2000-present); President of Scudder Financial Services, Inc. (1999-present); Vice President of Scudder Distributors, Inc. (2000-present); formerly, Executive Vice President of Dreyfus Service Corp. (1995-1997); Senior Vice President of The Boston Company Advisors (1991-1995). Directorships: Trustee, Crossroads for Kids (serves at-risk children)	82
Philip J. Collora (57) Vice President and Assistant Secretary, 1986-present	Director of Deutsche Asset Management	n/a
Jan C. Faller[5] (36) Vice President, 2001-present	Managing Director of Deutsche Asset Management (1999-present); prior thereto, investment manager, PanAgora Asset Management, and banking officer, Wainwright Bank & Trust Co.	n/a
Daniel O. Hirsch[3] (48) Vice President and Assistant Secretary, 2002-present	Managing Director of Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Kenneth Murphy[4] (39) Vice President, 2002-present	Vice President of Deutsche Asset Management (2001-present); formerly, Director, John Hancock Signature Services (1992-2001); Senior Manager, Prudential Mutual Fund Services (1987-1992)	n/a
Charles A. Rizzo[4,6] (45) Treasurer, 2002-present	Director of Deutsche Asset Management (April 2000 to present); formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Brenda Lyons[4] (40) Assistant Treasurer, 1998-present	Managing Director of Deutsche Asset Management	n/a
John Millette[4] (40) Secretary, 2001-present	Vice President of Deutsche Asset Management	n/a
Caroline Pearson[4] (40) Assistant Secretary, 1998-present	Managing Director of Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: Two International Place, Boston, Massachusetts
5 Address: 280 Park Avenue, New York, New York
6 Mr. Rizzo was elected to serve as Treasurer of the fund on November 20, 2002.

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Investment Products and Services

Scudder Funds
Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund*

Scudder Global Biotechnology Fund*

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund*

Scudder Mid Cap Fund*

Scudder Small Cap Fund*

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund*

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors
Equity Partners Fund*

Scudder Gold & Precious Metals Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Multicategory/Asset Allocation Funds

Scudder Asset Management Fund*

Scudder Flag Investors Value Builder Fund*

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund*

Scudder Lifecycle Long Range Fund*

Scudder Lifecycle Short Range Fund*

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2012 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund*

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund*

Scudder International Select Equity Fund*

Scudder Japanese Equity Fund*

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund*

Scudder High Income Plus Fund*,**

Scudder High Income Fund***

Scudder High Income
Opportunity Fund****

Scudder Income Fund

Scudder PreservationPlus Fund*

Scudder PreservationPlus Income Fund*

Scudder Short-Term Bond Fund

Scudder Short-Term Fixed Income Fund*

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.
** Formerly Deutsche High Yield Bond Fund
*** Formerly Scudder High Yield Fund
**** Formerly Scudder High Yield Opportunity Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Medium-Term Tax-Free Fund

Scudder Municipal Bond Fund*

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund*

Index-Related Funds

Scudder EAFE ® Equity Index Fund*

Scudder Equity 500 Index Fund*

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund*

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Germany Fund

The New Germany Fund

The Central European Equity Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.

Note: Not all funds are available in all share classes. Consult your advisor for details.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent

Scudder Investments Service Company

P.O. Box 219066 Kansas City, MO 64121-9066
Custodian and Transfer Agent

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116

Notes